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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-79821, 333-70549, 333-43971, 333-37873, 333-17263, 33-57364, 333-4522 and
33-70852 of our reports dated May 1, 2000, appearing in this Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 2000.


DELOITTE & TOUCHE LLP
June 23, 2000
Detroit, Michigan